authID

Q2 2023 Results Conference Call

August 10, 2023
5:30pm



Denver, CO
NASDAQ : AUID

Disclaimer & Forward Looking Statements

- This Presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") has been prepared on the basis of information furnished by the management of authID Inc. ("authID" or the "Company") and has not been independently verified by any third party.
- This Presentation is provided for information purposes only. This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities.
- While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein. This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates.
- Information contained in this Presentation or presented during this meeting may include "forward-looking statements." All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, cash position and cash flow of the Company, financial position, results of operations, business strategy, plans and objectives of management for future operations of both authID and its business partners, future service launches with customers, the outcome of pilots and new initiatives and customer pipeline are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID's present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Implementation of some or all of the new services referred to is subject to third-party approvals and activities. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the impact of the war in Ukraine, pandemic, inflationary pressures, and increases in interest rates and others. See the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 2022 and other documents filed at www.sec.gov for other risk factors which anyone considering a transaction with the Company should consider. These forward-looking statements speak only as to the date of this Presentation, webcast or meeting and cannot be relied upon as a guide to future performance. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this Presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.
- This Presentation contains references to the Company's and other entities' trademarks. Such trademarks are the property of their respective owner. The Company does not intend its use or the display of other companies' trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity.
- By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations.

authID

Q2 2023 Financial Results

- Total Revenue was $0.04M for Q2 23, compared with $0.07M a year ago. For the 6-month period ended June 30, 2023, Total Revenue was $0.07M, compared with $0.2M a year ago.
- Operating Expenses declined to $2.8M for Q2 23, compared with $6M a year ago. For the 6-month period in 2023, Operating Expenses declined to $7.2M, compared with $11.2M for the same period last year primarily due to cost savings from the Q1 23 restructuring plan.
- Loss of $10.9M for Q2 23, with non-cash charges of $9.2M, compared with a Loss a year ago of $6.4M, with non-cash charges of $3.3M. Loss for the 6-month period in 2023 $16.1M, with non-cash & one-time severance charges of $12.2M, compared with a Loss for the same period last year of $11.5M, with non-cash and one-time severance charges of $5.6M.
- Net Loss Per Share was $2.15 for Q2 23, compared with $2.06 a year ago. For the six-month period in 2023, Net Loss Per Share was $3.91, compared with $3.80, for the same period last year.

authID

Q2 2023 Financial Results – Non-GAAP Measures

- Adjusted EBITDA loss improved to $1.7M for Q2 23, compared with $3.0M a year ago.
- For the six months period in 2023, Adjusted EBITDA loss improved to $3.9M, compared with $5.9M, for the same period last year, primarily due to cost savings from the Q1 23 restructuring plan.
- Gross amount of BARR (Booked Annual Recurring Revenue) from contracts signed in Q2 23 was $239,000.
- Net amount of BARR from contracts signed in Q2 23 was $221,000 (after attrition), compared to $32,000 signed in the Q2 22.
- Amount of ARR as of June 30, 2023 was ~$144,000, compared to $118,000 as of June 30, 2022.

Q2 Results - Corporate Finance

$8.2 M Fund Raise	$8.9 M Debt Capitalization	Reverse Stock Split	Enhanced Balance Sheet Nasdaq Compliant

- Secured financing of up to $8.2M (before expenses)
- Capitalized convertible debt of ~$8.9M in exchange for shares of common stock
- Completed 1-For-8 reverse stock split

authID

CEO Remarks



Denver, CO
NASDAQ : AUID

Q2 Highlights – Adding To a High Performance Team



Ed Sellitto
Chief Financial Officer

- 15 years of Financial Mgmt. & Revenue Operations experience
- Previous roles: VP Rev Ops at Zero Hash, Dir. Financial Planning & Analysis at Sprinklr (NYSE:CXM), VP of Revenue Operations at Socure, Dir at SmartSource Rentals and Dir at Newsela.
- Early career Revenue Operations roles at Amex and News Corp/Dow Jones
- MBA Finance, Stern NYU School of Business



Greg Manship
VP Sales

- 15 years of Identity & Security Technology Sales Leadership, scaling high-impact revenue growth
- Previous roles: VP of Sales at Socure, VP and Dir of Sales at Secure Auth, SAM at HyTrust and Dir of Sales at Vordel, an Axway Company.
- Early career business development and technology roles at IBM and Microsoft



Dale Daguro
VP Sales

- 15 years of Identity & Technology Solutions sales experience
- Previous roles: Dir of Solutions Consulting at Socure, Senior Solutions Architect (tech pre-sales) at Persistent Systems and Oracle
- Early career solutions architect roles at MCS Ecommerce and database analyst roles at Experian and Aon/Hewitt Assoc



Jeff Scheidel
VP Sales

- 25 years of Identity, customer success, engineering, product marketing, & sales experience
- Previous roles: Sr Dir of Customer Success at Socure, Dir Security Practice at Persistent Systems, Master Principal Security Architect at Oracle
- Early career sales, product management & engineering roles at Viziant, Kavado and Netegrity and others

authID

Q2 Highlights – Technology Enhancements To Meet Pipeline

Verified™

V 3.1 to 3.6 New Features

- Fortified Identity Verification. 700 millisecond platform processing time. Unmatched in the market
- Document Liveness & Attack Detection
- Facial Biometric Enhancements
  - <2 Sec. Facial Capture time
  - >99.999% Facial Match Accuracy
- Self-Service Workforce Onboarding with IDV
- Enhanced Identity Portal

Document Liveness & Attack Defense

- Counterfeit Documents
- Forged Documents
- Fraudulently Obtained Genuine Documents

authID Key Differentiators

- Speed
- Accuracy
- User Experience

authID

Q2 Highlights – New Customers Signed

FinServ

Workforce Tech Platform

Facilities Mgmt. Workforce

BARR of New Contracts $239,000

authID

Sales Win
ABM Industries


ABM
Sign In

ABM

- Fortune 500, NYSE: ABM
- Established: 1909
- 2022 Annual Revenue: $7.8Bn
- Total Employees: 127,000
- 300+ Offices

Verified™ WORKFORCE

Authenticate Multiple Users On Shared Devices

- Seamless enrollment & authentication.
- Cloud biometrics - In-browser on any shared corporate device: mobile, laptop, workstation, POS....
- Reduced operational complexities. No physical authentication tokens or personal mobile device use.
- Fortified enterprise security.
- Applicable use-case: Healthcare, Retail, Hospitality & Entertainment

authID

Expanding Product Market Fit

Target Verticals

Digital Onboarding
- Stop identity fraud
- Automate & speed up good customer conversion

Shared Device Workforce
- Secure authentication
- Seamless UX
- Reduce costs – Hardware token alternative

Use Cases

Money Transfer Authentication
- Stop account takeover
- Secure customer consent
- Biometric audit trail

Gig-Economy Worker Verification
- Stop identity fraud
- Know its really your employee
- Add security with easy UX

authID

Lead Generation Growth

June 20, 2023 – July 31, 2023

Conversion (%)

Stage	Count	Conversion (%)
Dials	41,627	5%
Live Conversations	2,136	4%
Scheduled Meetings	77	43%
Completed Meetings	33	58%
Created Opportunities	19	

Pipeline Generated → **$2.4M**

authID

Business Pipeline Momentum

Right Market
- Growing TAM: $116B by 2027*
- Expanding workforce & consumer use cases

*Forbes Technology Council Post 6/1/23

+

Right Product
- Speed
- Accuracy
- User Experience

+

Right Team
- New Talent. Identity Domain & Sales Expertise. Built $100M ARR Businesses
- Targeted Messaging
- Use Case and ROI Focus

30-Day New Pipeline
$2.4 M

→

12 Month Pipeline Target
$30 M

→

12 Month Target BARR
$3M

authID

authID

Q&A



Denver, CO
NASDAQ : AUID